UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019 (June 21, 2019)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CMFN	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2019 (the “Closing Date”), CM Finance Inc (the “Company”) amended its existing financing facility (as amended the “Amended Financing Facility”) with UBS AG, London Branch (together with its affiliates “UBS”) to extend the Company’s term financing facility (“Term Financing”) and revolving financing facility (“Revolving Financing”) with UBS, and reduce the size of the Revolving Financing while adding an option to further increase the Term Financing and revising the structure of the financing from a total return swap to a repurchase agreement.

In accordance with the Amended Financing Facility, the size of the Term Financing and the Revolving Financing will be amended. The Term Financing will be divided between a Class A-1 Notes and Class A-2 Notes. On the Closing Date, $136,000,000 of Class A-1 Notes and $26,666,667 of Class A-2 Notes were issued, initially reducing the outstanding Term Financing from $200,000,000 to $162,666,667. On September 30, 2019, with the consent of UBS, the Company can opt (the “Class A-2 Notes Option”) to purchase an additional $70,666,667 Class A-2 Notes on October 15, 2019 (the “Class A-2 Option Exercise Date”), expanding the Term Financing to $233,333,334. If the Class A-2 Notes Option is not exercised, the $26,666,667 Class A-2 Notes issued on the Closing Date will be redeemed in full. The Revolving Financing was reduced by $60,000,000 to an aggregate amount of $40,000.000 of Class A-R Notes.

Pursuant to the Amended Financing Facility, the Company, its wholly owned subsidiary, CM SPV Ltd. (“CM SPV”) and/or its affiliate CM Investment Partners LLC (“CMIP”), as applicable, entered into the following agreements: (i) a Second Amended and Restated Revolving Credit Note Agreement by and among the Company, CM SPV, UBS, and U.S. Bank, National Association (“U.S. Bank”) as Revolving Credit Note Agent and Trustee; (ii) a Sixth Supplemental Indenture with an attached Sixth Amended and Restated Indenture between CM SPV and U.S. Bank; (iii) an Amendment Agreement by and among CM SPV, CMIP and U.S. Bank, as Collateral Administrator, amending the Collateral Administration Agreement and the Collateral Management Agreement, (iv) a Contribution Agreement between the Company and CM SPV, (v) a Total Return Swap Transaction Confirmation Letter Agreement between UBS and the Company regarding the Class A-R Notes; (vi) a Global Master Repurchase Agreement and Annexes thereto (the “GMRA”), dated as of June 11, 2019, between UBS and the Company, (vii) a Confirmation under the GMRA with respect to the Class A-1 Notes and the Class A-2 Notes (the “Term Confirmation”), between the Company and UBS, (viii) a Confirmation under the GMRA with respect to the Revolving Financing (the “Revolving Confirmation” and collectively with the Term Confirmation, the “GMRA Confirmations”, between the Company and UBS, (ix) a Subscription Agreement with respect to the Class A-2 Notes sale, between the Company and UBS Securities LLC, as placement agent (the “Placement Agent”), (x) the Placement Agency Agreement, between CM SPV and the Placement Agent, and (xi) the Second Amended and Restated Account Control Agreement, among CM SPV and U.S. Bank as Revolving Credit Note Agent and Trustee.

Borrowings under the Revolving Financing will generally bear interest at a rate per annum equal to one-month LIBOR plus 3.15%. The Company will pay a fee on any undrawn amounts of 2.25% per annum; provided that if 50% or less of the Revolving Financing is drawn, the fee will be 2.50% per annum. Any amounts borrowed under the Revolving Financing will mature, and all accrued and unpaid interest will be due and payable, on December 5, 2019. The Amended Financing Facility will enable the Company to decrease aggregate financing costs. The Company intends to use the proceeds from borrowings under the Revolving Financing for general corporate purposes, including the funding of portfolio investments. In addition, subject to the Class A-2 Note Option described above, the Term Financing and the Revolving Financing each was amended to extend the maturity date by 12 months, respectively, to December 5, 2021 (with respect to the Term Financing) and December 7, 2020 (with respect to the Revolving Financing. Borrowings under the Term Financing will bear interest (a) with respect to the Class A-1 Notes (i) at a rate per annum equal to one-month LIBOR plus 2.55% through December 4, 2019, and (ii) at a rate per annum equal to one-month LIBOR plus 3.55% from December 5, 2019 through December 4, 2020, and (iii) at a rate per annum equal to one-month LIBOR plus 3.15% (if the Class A-2 Option were not exercised and the Class A-2 Notes were redeemed) or 2.90% (if the Class A-2 Note Option were exercised and the additional Class A-2 Notes were issued) from December 5, 2020 through December 5, 2021, and (b) with respect to the Class A-2 Notes, (i) at a rate per annum equal to one-month LIBOR plus 3.15% through October 14, 2019, which is the date before the Class A-2 Option Exercise Date, and (ii) at a rate per annum equal to one-month LIBOR plus 2.90% from the Class A-2 Option Exercise Date through December 5, 2021.

The description above is only a summary of the material provisions of the Amended Financing Facility and is qualified in its entirety by reference to the agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this current report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Company’s entrance into the GMRA and the Confirmations, the Company and UBS terminated the outstanding Total Return Swap Confirmations and paid or satisfied all amounts due thereunder in accordance with the TRS Termination Agreement between the Company and UBS.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Revolving Credit Note Agreement by and among the Company, CM SPV, UBS, and U.S. Bank, as Revolving Credit Note Agent and Trustee
10.2	Sixth Supplemental Indenture with an attached Sixth Amended and Restated Indenture between CM SPV and U.S. Bank
10.3	Amendment Agreement by and among CM SPV, CMIP and U.S. Bank, as Collateral Administrator, amending the Collateral Administration Agreement and the Collateral Management Agreement
10.4	Contribution Agreement between the Company and CM SPV
10.5	Total Return Swap Transaction Confirmation Letter Agreement between UBS and the Company regarding the Class A-R Notes
10.6	Global Master Repurchase Agreement and Annexes thereto (the “GMRA”), dated as of June 11, 2019, between UBS and the Company
10.7	Confirmation under the GMRA with respect to the Class A-1 Notes and the Class A-2 Notes (the “Term Confirmation”), between the Company and UBS
10.8	Confirmation under the GMRA with respect to the Revolving Financing (the “Revolving Confirmation”), between the Company and UBS
10.9	Subscription Agreement with respect to the Class A-2 Notes sale, between the Company and UBS Securities LLC, as placement agent
10.10	Placement Agency Agreement, between CM SPV and the Placement Agent
10.11	Second Amended and Restated Account Control Agreement, among CM SPV and U.S. Bank as Revolving Credit Note Agent and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2019	CM FINANCE INC

By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer and Treasurer